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                                                                    EXHIBIT (21)

The following table sets forth the Registrant's subsidiaries and the jurisdiction of incorporation of each. Each subsidiary is 100% owned by the Registrant or its subsidiaries.

                            ANSCO & ASSOCIATES, INC.
                              A Florida corporation

                               APEX DIGITAL, INC.
                             A Kentucky corporation

                          ARTOFF CONSTRUCTION CO., INC.
                              An Oregon corporation
                  A Subsidiary of C-2 Utility Contractors, Inc.

                          C-2 UTILITY CONTRACTORS, INC.
                              An Oregon corporation

                                 CABLE COM INC.
                             A Delaware corporation

                             CABLE CONNECTORS, INC.
                             A Delaware corporation
                A Subsidiary of Lamberts' Cable Splicing Company

                    COMMUNICATIONS CONSTRUCTION GROUP, INC.
                           A Pennsylvania corporation

                         ERVIN CABLE CONSTRUCTION, INC.
                             A Kentucky corporation

                                FIBER CABLE, INC.
                             A Delaware corporation

                           GLOBE COMMUNICATIONS, INC.
                          A North Carolina corporation

                         INSTALLATION TECHNICIANS, INC.
                             A Missouri corporation

                              IVY H. SMITH COMPANY
                              A Florida corporation

                         K. H. SMITH COMMUNICATIONS, INC.
                          A North Carolina corporation
                A Subsidiary of Lamberts' Cable Splicing Company

                       KOHLER CONSTRUCTION COMPANY, INC.
                              A Florida corporation

                        LAMBERTS' CABLE SPLICING COMPANY
                          A North Carolina corporation

                                 LOCATING, INC.
                            A Washington corporation

                              NICHOLS HOLDING, INC.
                             A Virginia corporation

                            NIELS FUGAL SONS COMPANY
                               A Utah corporation

                      POINT TO POINT COMMUNICATIONS, INC.
                             A Louisiana corporation

                             SELZEE SOLUTIONS, INC.
                              A Florida corporation

                                SPECTRACOM, INC.
                             A Louisiana corporation

                             STAR CONSTRUCTION, INC.
                             A Tennessee corporation

                          STEVENS COMMUNICATIONS, INC.
                              A Georgia corporation

                                  S.T.S., INC.
                              A Florida corporation

                                  TESINC, INC.
                             An Arizona corporation

                          TRIPLE D COMMUNICATIONS, INC.
                             A Kentucky corporation
                   A Subsidiary of Globe Communications, Inc.